UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report May 13, 2005
(Date of earliest event reported)

CE Casecnan Water and Energy Company, Inc.
(Exact name of registrant as specified in its charter)

Philippines	001-12995	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24th Floor, 6750 Building, Ayala Avenue Makati, Metro Manila, Philippines	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	011 63 2 892-0276

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 13, 2005, Jose R. Sandejas, Jose Jaime Cruz and David A. Baldwin resigned from the Board of Directors of CE Casecnan Water and Energy Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CE Casecnan Water and Energy Company, Inc.
(Registrant)
Date: May 13, 2005
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President, General Counsel and Assistant Secretary